Exhibit 99.2

NOVEMBER 2, 2022

BRIGHTSPIRE CAPITAL

SUPPLEMENTAL FINANCIAL REPORT

THIRD QUARTER 2022



CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19) and its adverse impact on the real estate market, the economy and the Company's investments, financial condition and business operation; the Company's operating results may differ materially from the information presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as in the Company's other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties (including impacts associated with accelerating inflationary trends, recent and potential further interest rate increases, the volatility of interest rates, credit spreads and the transition from LIBOR to SOFR, increased market volatility affecting commercial real estate businesses and public securities); the Company's use of leverage and interest rate mismatches between the Company's assets and borrowings could hinder its ability to make distributions and may significantly impact its liquidity position; the ability to simplify the portfolio, realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected cost savings through the internalization or expected returns on equity and/or yields on investments; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company's ability to maintain or grow the dividend at all in the future; defaults by borrowers in paying debt service on outstanding indebtedness, borrowers' abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including the impact of higher interest expense, depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations, population shifts and migration, reduced demand for office, multifamily, hospitality or retail space) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including available capacity under and margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO's on a go forward basis, including at a reduced cost of capital; the impact of legislative, regulatory, tax and competitive changes, regime changes and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business; and the impact of the conflict between Russia and Ukraine, global trade tensions, and the implementation and expansion of economic and trade sanctions. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as in BrightSpire Capital's other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so.

COMPANY HIGHLIGHTS

BrightSpire Capital, Inc. ("BRSP" or the "Company") is a large scale, diversified and internally-managed commercial real estate credit REIT

Diversified Portfolio

Of Primarily Senior Loans & Net Lease Assets

$5.3B Total At-Share Assets (Undepreciated)

$3.9B Total Loan Portfolio

- *111 total loans, $35M average size*
- *97% floating-rate loan portfolio*

Liquidity

$387M Total Liquidity[1]

$222M Total Unrestricted Cash (or $1.72 per share)[2]

Strong liquidity position to navigate changing market environment

Balance Sheet

2.3x Debt-to-Equity Ratio[3]

$12.08 Undepreciated Book Value Per Share

Fully undrawn $165M revolver, $815M master repurchase facilities availability[2]

Earnings & Dividend Coverage

$0.20 Q3'22 Quarterly Dividend Per Share

$0.25 Q3'22 Adjusted Distributable Earnings Per Share*

- *125% Adjusted Distributable Earnings Coverage*
- *Positioned for rising rates*

* Refer to the Appendix for a definition and reconciliation to GAAP net income
As of September 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

THIRD QUARTER & SUBSEQUENT EVENTS UPDATE

FINANCIAL RESULTS	• Net loss of ($20.5) million, or **($0.16) per share** • Distributable Loss of ($24.7) million, or **($0.19) per share** • Adjusted Distributable Earnings of $32.3 million, or **$0.25 per share** • GAAP net book value of **$10.87 per share** and undepreciated book value of **$12.08 per share** • Declared and paid a quarterly dividend of **$0.20 per share** for Q3'22, **10.3%** yield on current share price[4]
ORIGINATIONS	• Committed **$91 million** of capital across 3 new loans in Q3'22 • Committed **$987 million** of capital across 29 new loans year-to-date[5]

PORTFOLIO	• **$5.3 billion** total at-share assets; predominantly senior loans and net lease assets
	• **$3.9 billion** loan portfolio with a W.A. unlevered yield of **7.2%** (up from 5.9% in Q2'22) and W.A. risk ranking of **3.1**
	    • **$40 million** of repayments across two loans and two partial paydowns in Q3'22; subsequent to Q3'22, **$114 million** of repayments across five loans and one partial paydown[2]
	    • Recorded $57 million, or $0.44 per share, of specific CECL reserves related to two Long Island City, NY office senior loans in Q3'22
	    • General CECL reserve of $29 million, or $0.22 per share (71 bps of total commitments across loan portfolio)[6]
	• **$696 million** net lease assets (undepreciated) with a W.A. lease term of **10.7** years

LIQUIDITY & CAPITALIZATION	• **$387 million** of available liquidity (**$222 million** of unrestricted cash and **$165 million** of revolver capacity)[2] • **$2.25 billion** of total master repurchase facility capacity with **$815 million** of availability[2]

As of September 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

FINANCIAL OVERVIEW

Key Financial Metrics

GAAP Net Loss ($M) Per Share	**($20.5)** ($0.16)
Distributable Loss ($M) Per Share	**($24.7)** ($0.19)
Adjusted Distributable Earnings ($M) Per Share	**$32.3** $0.25
Total At-Share Assets ($B) (Undepreciated)	**$5.3**
Total Debt Outstanding (UPB) ($B) Debt-to-Equity[3]	**$3.5** 2.3x
Book Value (GAAP) ($B) Per Share	**$1.4** $10.87
Book Value (Undepreciated) ($B) Per Share	**$1.6** $12.08
CECL Reserve (General) ($M) Per Share	**$28.9** $0.22
CECL Reserve (Specific) ($M) Per Share	**$57.2** $0.44

Capital Structure



<1%
12%
31%
Total capitalization
$5.1B
27%
30%
Stockholders' equity (undepreciated)
Master repurchase facilities (limited recourse)
Securitization bonds payable (non-recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

Undepreciated Book Value Per Share Bridge



$12.50
$12.00
$11.50
$11.00
$12.42
$0.05
($0.31)
($0.08)
$12.08
6/30/22 Undepreciated BVPS
Earnings in Excess of Dividends
Change in CECL Reserve, Net
Other*
9/30/22 Undepreciated BVPS

BRIGHTSPIRE CAPITAL

* Includes FX translation, equity-based compensation and other OCI adjustments

As of September 30, 2022, unless otherwise stated; at BRSP share

See footnotes in the appendix

PORTFOLIO OVERVIEW

Investment Type

Based on GAAP net carrying value as of September 30, 2022



Loan portfolio
Net lease & other real estate
CRE debt securities[7]
13%
3%
84%

Property Type

Based on GAAP gross carrying value as of September 30, 2022



Multifamily
Office
Hotel
Industrial
Mixed-use
Retail
1%
3%
7%
9%
44%
36%

Portfolio Overview

(At BRSP share)	Investment count		Carrying value		Net carrying value		Per share
Senior mortgage loans	105	$	3,743	$	834	$	6.47
Mezzanine loans	6		111		111		0.86
General CECL reserves			(29)		(29)		(0.22)
Total loan portfolio	**111**		**3,825**		**917**		**7.11**
Net lease & other real estate	10		752		149		1.15
CRE debt securities[7]	5		39		39		0.30
Total investment portfolio	**126**	**$**	**4,617**	**$**	**1,105**	**$**	**8.56**
Plus: cash & net assets[8]			497		297		2.31
Total - GAAP		**$**	**5,114**	**$**	**1,402**	**$**	**10.87**
Plus: accumulated D&A[9]			155		155		1.21
Total - Undepreciated		**$**	**5,269**	**$**	**1,557**	**$**	**12.08**

BRIGHTSPIRE CAPITAL

Above charts exclude the impact of general CECL reserves. In addition, "Property Type" chart excludes CRE debt securities
$ in millions, except per share data; as of September 30, 2022; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO HIGHLIGHTS

YTD Q3'22 New Loan Origination Highlights

$1.0B	$34M	7.3%	100%	68%
Total commitments(5)	Average loan size (total commitments)	W.A. unlevered all-in yield(10)	% floating rate (senior loans only)	W.A. loan-to-value (senior loans only)

Loan Portfolio Activity

10%↑ YTD loan growth
22%↑ YoY loan growth



$3,500
Total Loan Count
98
12/31/21 Loan Portfolio
$837
Total New Loans
29
Total New Loans - Initial Fundings(11)
$87
Additional Loan Fundings
($42)
Other(12)
($528)
Total Loan Repayments + Sales
16
Repayments + Sales
$3,854
Total Loan Count
111
9/30/22 Loan Portfolio

BRIGHTSPIRE CAPITAL

Above chart based on GAAP gross carrying value and excludes the impact of general CECL reserves
$ in millions; as of September 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO OVERVIEW

Overview

111	Total number of investments
$3.9B	Total loan portfolio
$35M	Average investment size
1.2 yrs.	W.A. remaining term[13]
3.3 yrs.	W.A. extended remaining term[14]
7.2%	W.A. unlevered all-in yield[10]
3.1	W.A. risk ranking
100%	of senior loans are floating rate
70%	W.A. loan-to-value (senior loans only)

Investment Type



3%
97%

■ Senior mortgage loans
■ Mezzanine loans

Region



West
47%
Southwest
33%
Northeast
14%
Southeast
6%

Property Type



53%
53%
30%
31%
14%
11%
3%
4%
<1%
1%
As of 9/30/21
As of 9/30/22
Multifamily
Office
Hotel
Mixed-use
Industrial

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value and excludes the impact of general CECL reserves
As of September 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO DIVERSIFICATION

		Collateral Type		Region Exposure as a % of Carrying Value			
(At BRSP share)	Number of investments	Carrying value	% of carrying value	West	Southwest	Northeast	Southeast
Multifamily	67	$ 2,051,243	53%	21%	28%	1%	3%
Office	32	1,185,592	31%	14%	5%	9%	3%
Hotel	5	418,415	11%	11%	--	0%	--
Mixed-use	4	150,358	4%	--	--	4%	--
Industrial	3	48,661	1%	1%	--	--	--
Total	**111**	**$ 3,854,269**	**100%**	**47%**	**33%**	**14%**	**6%**
General CECL reserves		(28,861)					
Total – Net of general CECL reserves		**$ 3,825,408**					

Property Type Exposure by Region



Multifamily
6%
2%
40%
52%
Office
9%
19%
44%
28%
Hotel
3%
97%
Mixed-use
100%
Industrial
100%
West
Southwest
Northeast
Southeast

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value and excludes the impact of general CECL reserves
$ in thousands; as of September 30, 2022; at BRSP share

LOAN PORTFOLIO SUMMARY

(At BRSP share)	Number of investments		Carrying value	% of carrying value		Net carrying value	W.A. unlevered all-in yield[10]	W.A. extended term (years)[14]
Floating rate								
Senior mortgage loans	105	$	3,742,972	97%	$	834,075	7.0%	3.4
Mezzanine loans	1		12,120	0%		12,120	14.1%	0.0
Total / W.A. floating rate	**106**		**3,755,092**	**97%**		**846,195**	**7.0%**	**3.3**
Fixed rate								
Mezzanine loans	5		99,177	3%		99,177	12.4%	2.8
Total / W.A. fixed rate	**5**		**99,177**	**3%**		**99,177**	**12.4%**	**2.8**
Total / W.A.	**111**	**$**	**3,854,269**	**100%**	**$**	**945,372**	**7.2%**	**3.3**
General CECL reserves			(28,861)			(28,861)		
Total / W.A. – Net of general CECL reserves		**$**	**3,825,408**		**$**	**916,511**		

BRIGHTSPIRE CAPITAL

Note: carrying value and net carrying value in the above table includes the impact of specific CECL reserves
$ in thousands; as of September 30, 2022; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO MATURITIES

Weighted average fully extended remaining term of approximately 3.3 years across the loan portfolio

Fully Extended Loan Maturities(14)



$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$ in Millions
Fully extended loan maturities (carrying value)
Unfunded commitments
$46
<$0
$148
$3
$664
$49
$540
$24
$1,535
$110
$921
$105
2022
2023
2024
2025
2026
2027

BRIGHTSPIRE CAPITAL

Above chart based on GAAP gross carrying value and excludes the impact of general CECL reserves
As of September 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

NET LEASE REAL ESTATE & OTHER REAL ESTATE SUMMARY

(At BRSP share)	Number of investments	BRSP ownership %	Rentable square feet ("RSF")	Carrying value	% of carrying value	Net carrying value	Q3'22 NOI (at BRSP share)	W.A. % leased at end of period[15]	W.A. remaining lease term (years)[16]
Net lease real estate ("NNN")									
Office*	3	100%	1,812 RSF	$ 306,172	41%	$ 105,080	$ 5,881	100%	6.9
Industrial	1	100%	2,787 RSF	256,001	34%	56,001	5,053	100%	15.9
Retail	4	100%	468 RSF	28,626	4%	(11,326)	1,249	100%	4.6
Total / W.A. - NNN	**8**	**100%**	**5,068 RSF**	**$ 590,800**	**79%**	**$ 149,756**	**$ 12,184**	**100%**	**10.7**
Other real estate ("Other RE")									
Office	2	92%	1,344 RSF	$ 161,118	21%	$ (949)	$ 3,888	85%	3.4
Total / W.A. – Other RE	**2**	**92%**	**1,344 RSF**	**$ 161,118**	**21%**	**$ (949)**	**$ 3,888**	**85%**	**3.4**
Total / W.A.	**10**	**98%**	**6,412 RSF**	**$ 751,918**	**100%**	**$ 148,807**	**$ 16,072**	**97%**	**9.1**
Accumulated depreciation and amortization[9]				155,409		155,409			
Total / W.A. – Undepreciated				**$ 907,327**		**$ 304,216**			

Region



West 40%
Midwest 18%
Northeast 11%
Europe 31%

Property Type



4%
34%
62%
Office
Industrial
Retail

W.A. Remaining Lease Term[16]



6%
24%
70%
5.0+
2.5 - 5.0
<2.5

BRIGHTSPIRE CAPITAL

* Net lease office NOI excludes the offsetting impact of FX forward currency hedges related to the Norway Office Net Lease property
Above charts based on GAAP gross carrying value; $ and RSF in thousands; as of September 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL

Loan Portfolio

(At BRSP share)	Origination date	Collateral type	City, State		Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[10]	Extended maturity date[14]	LTV	Risk ranking
Senior loans											
Loan 1	Jan-18	Hotel	San Jose, CA	$	185	Floating	L+4.8%	7.9%	Nov-26	79%	4
Loan 2	Jun-19	Multifamily	Milpitas, CA		182	Floating	L+4.1%	7.4%	Jul-24	75%	3
Loan 3	Dec-18	Office	Carlsbad, CA		120	Floating	L+4.3%	7.6%	Dec-23	73%	3
Loan 4	Jun-18	Hotel	Berkeley, CA		120	Floating	L+3.2%	6.5%	Jul-25	66%	4
Loan 5	Feb-22	Office	Boston, MA		80	Floating	S+3.8%	7.3%	Mar-27	54%	3
Loan 6	Oct-19	Mixed-use	Brooklyn, NY		77	Floating	L+4.0%	7.5%	Nov-24	70%	3
Loan 7	Aug-18	Office	San Jose, CA		73	Floating	L+2.5%	5.8%	Aug-25	75%	3
Loan 8	Jun-18	Hotel	Englewood, CO		73	Floating	L+3.5%	6.6%	Feb-25	69%	3
Loan 9	Jan-21	Office	Phoenix, AZ		72	Floating	L+3.6%	7.0%	Feb-26	70%	3
Loan 10 *	Jun-19	Multifamily	Santa Clara, CA		57	Floating	L+4.4%	7.7%	Jun-24	65%	4
Loan 11	Jul-19	Office	Washington, D.C.		56	Floating	L+2.8%	6.2%	Aug-24	68%	4
Loan 12	Feb-19	Office	Baltimore, MD		56	Floating	L+3.5%	6.9%	Feb-24	74%	4
Loan 13	May-22	Multifamily	Las Vegas, NV		49	Floating	S+3.6%	7.1%	Jun-27	74%	3
Loan 14	Mar-22	Multifamily	Austin, TX		49	Floating	S+3.3%	6.9%	Mar-27	75%	3
Loan 15	Jul-21	Multifamily	Dallas, TX		49	Floating	L+3.3%	6.9%	Aug-26	74%	3
Loan 16	May-21	Multifamily	Las Vegas, NV		46	Floating	L+3.4%	6.9%	Jun-26	70%	3
Loan 17	Jan-22	Mixed-use	New York, NY		45	Floating	S+3.5%	7.0%	Feb-27	67%	3
Loan 18	Apr-19	Office	Long Island City, NY		45	Floating	L+3.3%	6.6%	Apr-24	58%	5
Loan 19	Nov-21	Multifamily	Phoenix, AZ		44	Floating	L+3.4%	7.3%	Dec-26	74%	3
Loan 20	Feb-21	Multifamily	Arlington, TX		43	Floating	L+3.6%	7.2%	Feb-26	81%	2
Loan 21	Mar-21	Multifamily	Richardson, TX		43	Floating	L+3.4%	6.8%	Mar-26	75%	3
Loan 22	Jul-21	Multifamily	Jersey City, NJ		43	Floating	L+3.0%	6.5%	Aug-26	66%	2
Loan 23	Dec-20	Multifamily	Austin, TX		43	Floating	L+3.7%	7.1%	Jan-26	54%	2
Loan 24	Mar-21	Multifamily	Fort Worth, TX		41	Floating	L+3.5%	7.0%	Apr-26	83%	3
Loan 25	May-22	Office	Plano, TX		40	Floating	S+4.3%	7.7%	Jun-27	64%	3
Loan 26	Apr-22	Office	Plano, TX		39	Floating	S+4.1%	7.5%	May-27	70%	3
Loan 27	Mar-21	Multifamily	Fort Worth, TX		39	Floating	L+3.3%	6.8%	Apr-26	82%	3
Loan 28	Nov-21	Office	Tualatin, OR		38	Floating	L+3.9%	7.5%	Dec-26	66%	3
Loan 29	Dec-21	Multifamily	Denver, CO		38	Floating	L+3.2%	6.8%	Dec-26	74%	3
Loan 30	Jul-21	Multifamily	Dallas, TX		38	Floating	L+3.1%	6.7%	Aug-26	77%	3
Loan 31	Mar-22	Multifamily	Long Beach, CA		36	Floating	S+3.4%	6.9%	Apr-27	74%	3
Loan 32	Sep-21	Office	Reston, VA		36	Floating	L+4.0%	7.6%	Oct-26	71%	3
Loan 33	Jul-22	Multifamily	Irving, TX		36	Floating	S+3.6%	7.1%	Aug-27	73%	3
Loan 34	Nov-21	Office	Dallas, TX		36	Floating	L+3.9%	7.5%	Dec-25	61%	3
Loan 35	Sep-21	Multifamily	Carrollton, TX		35	Floating	L+3.1%	6.6%	Oct-25	73%	3
Loan 36	Mar-22	Multifamily	Louisville, KY		35	Floating	S+3.7%	7.3%	Apr-27	72%	3
Loan 37	Jan-22	Multifamily	Dallas, TX		35	Floating	S+3.5%	7.1%	Feb-27	75%	3
Loan 38	Dec-20	Multifamily	Fullerton, CA		35	Floating	L+3.8%	7.2%	Jan-26	70%	3
Loan 39	Jan-22	Multifamily	Los Angeles, CA		35	Floating	S+3.4%	6.7%	Feb-27	65%	3
Loan 40	Jun-17	Office	Miami, FL		34	Floating	L+4.9%	8.0%	Oct-22	73%	3

BRIGHTSPIRE CAPITAL

* Loans in which the underlying collateral is related to construction/development projects
** Loans that are on non-accrual status
$ in millions; as of September 30, 2022; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[10]	Extended maturity date[14]	LTV	Risk ranking
Senior loans										
Loan 41 **	May-19	Office	Long Island City, NY	34	n/a	n/a	n/a	Jun-24	59%	5
Loan 42	Apr-22	Office	San Jose, CA	33	Floating	S+4.2%	7.7%	Apr-27	70%	3
Loan 43	Mar-21	Multifamily	Fremont, CA	33	Floating	L+3.5%	7.1%	Apr-26	76%	3
Loan 44	Jun-21	Office	South Pasadena, CA	33	Floating	L+4.9%	8.5%	Jun-26	69%	3
Loan 45	Jul-21	Multifamily	Phoenix, AZ	32	Floating	L+3.3%	6.7%	Aug-26	74%	3
Loan 46	Mar-21	Multifamily	Mesa, AZ	31	Floating	L+3.7%	7.3%	Apr-26	83%	3
Loan 47	Apr-21	Office	San Diego, CA	31	Floating	L+3.6%	7.0%	May-26	55%	3
Loan 48	May-21	Multifamily	Dallas, TX	30	Floating	L+3.4%	7.0%	May-26	68%	3
Loan 49	Apr-21	Multifamily	Las Vegas, NV	30	Floating	L+3.1%	6.6%	May-26	76%	2
Loan 50	Jul-21	Multifamily	Plano, TX	29	Floating	L+3.1%	6.6%	Feb-25	82%	3
Loan 51	Apr-22	Multifamily	Mesa, AZ	29	Floating	S+3.4%	6.7%	May-27	75%	3
Loan 52	Nov-21	Office	Gardena, CA	28	Floating	L+3.5%	7.0%	Dec-26	69%	3
Loan 53	May-22	Mixed-use	Brooklyn, NY	28	Floating	S+4.4%	7.9%	May-27	68%	3
Loan 54	May-22	Multifamily	Denver, CO	28	Floating	S+3.5%	7.0%	Jun-27	73%	3
Loan 55	Oct-21	Office	Blue Bell, PA	28	Floating	L+3.7%	7.5%	Nov-23	67%	3
Loan 56	May-21	Multifamily	Houston, TX	28	Floating	L+3.0%	6.6%	Jun-26	67%	3
Loan 57	Mar-22	Office	Blue Bell, PA	27	Floating	S+4.2%	8.2%	Apr-25	59%	3
Loan 58	Feb-22	Multifamily	Long Beach, CA	27	Floating	S+3.4%	6.9%	Mar-27	67%	3
Loan 59	Aug-21	Multifamily	Glendale, AZ	27	Floating	L+3.2%	6.6%	Sep-26	75%	3
Loan 60	Dec-21	Multifamily	Fort Mill, SC	26	Floating	L+3.2%	6.6%	Jan-27	71%	3
Loan 61	Feb-19	Office	Charlotte, NC	26	Floating	L+3.3%	6.6%	Jul-25	51%	2
Loan 62	May-21	Multifamily	Phoenix, AZ	25	Floating	L+3.1%	6.5%	Jun-26	76%	2
Loan 63	Sep-19	Office	Salt Lake City, UT	25	Floating	L+2.7%	6.1%	Oct-24	72%	3
Loan 64	Nov-21	Office	Oakland, CA	25	Floating	L+4.2%	7.8%	Dec-26	57%	3
Loan 65	Dec-21	Office	Hillsboro, OR	24	Floating	L+3.9%	7.5%	Dec-24	71%	3
Loan 66	Dec-21	Multifamily	Phoenix, AZ	24	Floating	L+3.5%	7.0%	Jan-27	75%	3
Loan 67	Jul-22	Multifamily	Irving, TX	24	Floating	S+3.6%	7.1%	Aug-27	72%	3
Loan 68	Jan-21	Multifamily	Charlotte, NC	24	Floating	L+3.5%	7.0%	Feb-26	76%	3
Loan 69	Jul-21	Multifamily	Aurora, CO	23	Floating	L+3.1%	6.6%	Jul-26	73%	3
Loan 70	Mar-22	Multifamily	Glendale, AZ	23	Floating	S+3.5%	6.8%	Mar-27	73%	3
Loan 71	Mar-22	Multifamily	Phoenix, AZ	23	Floating	S+3.7%	7.0%	Apr-27	75%	3
Loan 72	Sep-19	Office	San Francisco, CA	23	Floating	L+3.2%	6.6%	Oct-24	82%	3
Loan 73	Jul-22	Industrial	Ontario, CA	23	Floating	S+3.3%	6.7%	Aug-27	66%	3
Loan 74	Nov-21	Multifamily	Austin, TX	23	Floating	L+3.3%	6.7%	Nov-26	71%	3
Loan 75	Mar-21	Multifamily	San Jose, CA	23	Floating	L+3.7%	7.1%	Apr-26	70%	2
Loan 76	Aug-19	Office	San Francisco, CA	22	Floating	L+2.8%	6.2%	Sep-24	79%	4
Loan 77	Jul-21	Office	Denver, CO	22	Floating	L+4.3%	7.8%	Aug-26	66%	3
Loan 78	Jul-21	Multifamily	Oregon City, OR	22	Floating	L+3.3%	6.7%	Aug-26	73%	3
Loan 79	Jun-21	Multifamily	Phoenix, AZ	21	Floating	L+3.2%	6.6%	Jul-26	75%	2
Loan 80	Mar-21	Multifamily	San Antonio, TX	20	Floating	L+3.1%	6.6%	Apr-26	77%	3

BRIGHTSPIRE CAPITAL

* Loans in which the underlying collateral is related to construction/development projects
** Loans that are on non-accrual status
$ in millions; as of September 30, 2022; at BRSP share
See footnotes in the appendix

Loan Portfolio (Cont'd)

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[10]	Extended maturity date[14]	LTV	Risk ranking
Senior loans										
Loan 81	Sep-21	Multifamily	Denton, TX	19	Floating	L+3.2%	6.7%	Oct-25	70%	3
Loan 82	Jan-22	Multifamily	Austin, TX	19	Floating	S+3.4%	6.9%	Feb-27	75%	3
Loan 83	Dec-21	Multifamily	Gresham, OR	19	Floating	L+3.5%	7.1%	Jan-27	74%	3
Loan 84	Aug-21	Multifamily	La Mesa, CA	19	Floating	L+2.9%	6.5%	Aug-25	70%	3
Loan 85	Sep-21	Multifamily	Bellevue, WA	19	Floating	L+2.9%	6.5%	Sep-25	64%	3
Loan 86	Jun-21	Multifamily	Phoenix, AZ	19	Floating	L+3.4%	7.0%	Jul-26	63%	3
Loan 87	Oct-20	Office	Denver, CO	19	Floating	L+3.6%	7.1%	Nov-25	64%	3
Loan 88	Mar-22	Multifamily	Los Angeles, CA	18	Floating	S+3.6%	7.1%	Apr-27	68%	3
Loan 89	May-22	Multifamily	Charlotte, NC	18	Floating	S+3.5%	7.0%	May-27	61%	3
Loan 90	Jul-21	Multifamily	Salt Lake City, UT	18	Floating	L+3.3%	6.7%	Aug-26	73%	3
Loan 91	Jun-21	Multifamily	Phoenix, AZ	17	Floating	L+3.2%	6.6%	Jul-26	75%	3
Loan 92	Apr-22	Multifamily	Tacoma, WA	17	Floating	S+3.3%	6.8%	May-27	72%	3
Loan 93	Mar-22	Industrial	City of Industry, CA	16	Floating	S+3.4%	6.9%	Apr-27	67%	3
Loan 94	Nov-20	Multifamily	Tucson, AZ	16	Floating	L+3.6%	7.1%	Dec-25	75%	2
Loan 95	Mar-21	Multifamily	Tucson, AZ	16	Floating	L+3.7%	7.3%	Mar-26	72%	2
Loan 96	Oct-21	Office	Burbank, CA	15	Floating	L+3.9%	7.4%	Nov-26	57%	3
Loan 97	Jun-21	Multifamily	Phoenix, AZ	15	Floating	L+3.3%	6.7%	Jul-26	74%	3
Loan 98	Aug-21	Office	Los Angeles, CA	15	Floating	L+5.0%	8.6%	Sep-26	58%	3
Loan 99	Nov-21	Office	Charlotte, NC	15	Floating	S+4.5%	7.9%	Dec-26	67%	3
Loan 100	Jul-21	Multifamily	Durham, NC	15	Floating	L+3.3%	6.7%	Aug-26	58%	3
Loan 101	Feb-21	Multifamily	Provo, UT	14	Floating	L+3.8%	7.2%	Mar-26	71%	3
Loan 102	Jul-21	Multifamily	San Antonio, TX	14	Floating	L+3.3%	6.9%	Aug-24	76%	3
Loan 103	Nov-21	Office	Richardson, TX	13	Floating	L+4.0%	7.6%	Dec-26	71%	3
Loan 104	Mar-22	Multifamily	Glendale, AZ	11	Floating	S+3.5%	6.8%	Mar-27	73%	3
Loan 105	Mar-22	Industrial	Commerce, CA	9	Floating	S+3.3%	6.8%	Apr-27	71%	3
Total / W.A. senior loans				$ 3,743		L/S+ 3.6%	7.0%	Feb-26	70%	3.1
Mezzanine loans										
Loan 106	Dec-19	Multifamily	Milpitas, CA	43	Fixed	8.0%	13.3%	Dec-24	49% – 71%	3
Loan 107	Sep-19	Hotel	Berkeley, CA	29	Fixed	11.5%	11.5%	Jul-25	66% – 81%	4
Loan 108 *	Feb-22	Multifamily	Las Vegas, NV	23	Fixed	7.0%	12.3%	Feb-27	56% – 79%	3
Loan 109	Jan-17	Hotel	New York, NY	12	Floating	L+ 11.0%	14.1%	Sep-22	63% – 76%	5
Loan 110	Jul-14	Multifamily	Various - TX	4	Fixed	9.5%	9.5%	Aug-24	71% – 83%	3
Loan 111 *,**	Sep-20	Mixed-use	Los Angeles, CA	--	n/a	n/a	n/a	Jul-23	n/a	5
Total / W.A. mezzanine loans				$ 111		n/a	12.6%	Apr-25	59% – 77%	3.5
Total / W.A. loan portfolio				$ 3,854		n/a	7.2%	Jan-26	n/a	3.1
General CECL reserves				(29)						
Total / W.A. loan portfolio, Net of general CECL reserves				$ 3,825						

BRIGHTSPIRE CAPITAL

* Loans in which the underlying collateral is related to construction/development projects
** Loans that are on non-accrual status
$ in millions; as of September 30, 2022; at BRSP share
See footnotes in the appendix

Net Lease Real Estate & Other Real Estate

(At BRSP share)	Origination date	Collateral type	City, State	Undepreciated carrying value	Carrying value	Q3'22 NOI	# of properties	# of buildings	Rentable square feet ("RSF")	W.A. % leased[15]	W.A. lease term (yrs)[16]
Net lease real estate											
Net lease 1	Aug-18	Industrial	Various - U.S.	$ 292	$ 256	$ 5.1	2	2	2,787 RSF	100%	15.9
Net lease 2 *	Jul-18	Office	Stavenger, Norway	269	234	4.2	1	26	1,291 RSF	100%	8.0
Net lease 3	Jul-06	Office	Aurora, CO	55	41	1.0	1	1	184 RSF	100%	0.1
Net lease 4	Jun-06	Office	Indianapolis, IN	39	31	0.7	1	1	338 RSF	100%	8.3
Net lease 5	Sep-06	Retail	Various - U.S.	28	19	0.9	7	7	320 RSF	100%	4.2
Net lease 6	Sep-06	Retail	Keene, NH	6	4	0.1	1	1	45 RSF	100%	6.4
Net lease 7	Sep-06	Retail	Fort Wayne, IN	4	3	0.1	1	1	50 RSF	100%	2.0
Net lease 8	Sep-06	Retail	South Portland, ME	3	2	0.2	1	1	53 RSF	100%	8.4
Total / W.A. net lease real estate				$ 696	$ 591	$ 12.2	15	40	5,068 RSF	100%	10.7
Other real estate											
Other real estate 1	Sep-14	Office	Creve Coeur, MO	$ 130	$ 94	$ 2.5	7	7	848 RSF	87%	3.8
Other real estate 2	Dec-14	Office	Warrendale, PA	81	67	1.4	5	5	496 RSF	82%	3.0
Total / W.A. other real estate				$ 211	$ 161	$ 3.9	12	12	1,344 RSF	85%	3.4
Total / W.A. net lease real estate and other real estate				$ 907	$ 752	$ 16.1	27	52	6,412 RSF	97%	9.1

CRE Debt Securities

(At BRSP share)	Principal value	Carrying value	W.A. remaining term (yrs)
CRE debt securities			
CRE debt securities (5 investments) **	$ 103	$ 39	4.7
Total / W.A. CRE debt securities	$ 103	$ 39	4.7

Investment Detail Summary

(At BRSP share)	Number of investments	Undepreciated carrying value	Carrying value
Senior loans	105	$ 3,743	$ 3,743
Mezzanine loans	6	111	111
General CECL reserves		(29)	(29)
Total loan portfolio	111	3,825	3,825
Net lease real estate	8	696	591
Other real estate	2	211	161
Total net lease real estate and other real estate	10	907	752
CRE debt securities **	5	39	39
Total	126	$ 4,772	$ 4,617

BRIGHTSPIRE CAPITAL

* Q3'22 NOI excludes the offsetting impact of FX forward currency hedges related to the Norway Office Net Lease property
** CRE Debt Securities includes one PE interest with a total carrying value of $3 million; principal value and W.A. remaining term exclude PE interests
$ in millions; rentable square feet in thousands; as of September 30, 2022; at BRSP share
See footnotes in the appendix

CAPITALIZATION HIGHLIGHTS

Diversified capital structure of primarily non-recourse debt and a 2.3x debt-to-equity ratio. Embedded capacity under existing financing facilities including an undrawn corporate revolver and $815M of repurchase facilities availability

Key Financial Metrics

$5.1B	Total capitalization *(excluding cash)*
$3.5B	Total outstanding debt
$165M	Corporate revolving credit facility availability *As of October 28, 2022 (fully undrawn)*
$815M	Master repurchase facilities availability *As of October 28, 2022*
2.3x	Debt-to-equity ratio(3)
67%	Debt-to-asset ratio(17)
4.81%	Blended all-in cost of financing(18)

Capital Structure



12%
<1%
31%
Total capitalization
$5.1B
27%
30%
Stockholders' equity (undepreciated)
Master repurchase facilities (limited recourse)
Securitization bonds payable (non-recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

As of September 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

CAPITALIZATION SUMMARY

(At BRSP share)	Recourse vs. non-recourse[19]	W.A. extended maturity[20]	W.A. contractual interest rate[20]	W.A. all-in COF[18]		Outstanding debt (UPB)
Corporate debt						
Corporate revolving credit facility	Recourse	Jan-27	S + 2.25%	5.41%	$	-
Investment-level debt						
Master repurchase facilities	Limited recourse	Aug-26	L/S + 1.94%	5.02%		1,533,667
Securitization bonds payable (2019-FL1)	Non-recourse	Aug-35	S + 1.67%	4.83%		677,379
Securitization bonds payable (2021-FL1)	Non-recourse	Aug-38	L + 1.49%	4.63%		670,000
Mortgage debt – net lease (fixed)	Non-recourse	Jul-29	4.39%	4.39%		440,490
Mortgage debt – other real estate (fixed)	Non-recourse	Nov-24	4.40%	4.40%		162,068
Other debt	Non-recourse	Jun-24	L + 3.00%	6.14%		27,851
Mortgage debt – net lease (floating)	Non-recourse	Jul-23	L + 2.15%	5.19%		554
Total / W.A. debt (BRSP share)		**Dec-30**		**4.81%**	**$**	**3,512,009**

		Book value
Stockholders' equity	$	1,401,900
GAAP net book value (BRSP share)		**1,401,900**
Accumulated depreciation and amortization		155,409
Undepreciated book value (BRSP share)		**1,557,309**
Total capitalization (undepreciated)	**$**	**5,069,318**

BRIGHTSPIRE CAPITAL

During the third quarter 2022, the Company recorded approximately $2.9M of amortization of deferred financing costs, which implies approximately 26 bps of annualized financing costs on the Company's total debt capacity as of September 30, 2022
$ in thousands; as of September 30, 2022; at BRSP share
See footnotes in the appendix

INTEREST RATE SENSITIVITY

BRSP's portfolio is positioned to benefit in a rising rate environment

- 100% of senior mortgage loan value is floating rate
- 77% of floating rate senior mortgage loan value is indexed to one-month USD LIBOR and 23% to SOFR

Annual Net Interest Income Sensitivity to Changes in Benchmark Rates – Total Portfolio

LIBOR: 3.14%
SOFR: 3.04%
(As of September 30, 2022)



$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
($10.0)
$ in Millions
($0.03) per share
($4.2)
$4.2
$0.03 per share
$8.5
$0.07 per share
$12.7
$0.10 per share
$17.0
$0.13 per share
(0.50%)
0.50%
1.00%
1.50%
2.00%
Incremental Rate of Change*

* Reflects incremental changes to each respective benchmark spot rate as of September 30, 2022
$ in millions, except per share data; as of September 30, 2022; at BRSP share

APPENDIX



BRIGHTSPIRE CAPITAL

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations.

We define Distributable Earnings as GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or "OP") and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) general CECL reserves determined by probability of default / loss given default (or "PD/LGD") model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include specific CECL reserves when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset.

Additionally, we define Adjusted Distributable Earnings as Distributable Earnings excluding (i) realized gains and losses on asset sales, (ii) fair value adjustments, which represent mark-to-market adjustments to investments in unconsolidated ventures based on an exit price, defined as the estimated price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants, (iii) unrealized gains or losses, (iv) realized CECL reserves and (v) one-time gains or losses that in the judgement of management should not be included in Adjusted Distributable Earnings. We believe Adjusted Distributable Earnings is a useful indicator for investors to further evaluate and compare our operating performance to our peers and our ability to pay dividends, net of the impact of any gains or losses on assets sales or fair value adjustments, as described above.

Distributable Earnings and Adjusted Distributable Earnings do not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or an indication of our cash flows from operating activities determined in accordance with GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings and Adjusted Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings and Adjusted Distributable Earnings may not be comparable to the Distributable Earnings and Adjusted Distributable Earnings reported by other companies.

The Company calculates Distributable Earnings per share and Adjusted Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries).

We believe net operating income ("NOI") to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjustments for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company's properties, NOI provides a measure of operating performance independent of the Company's capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company's properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of GAAP net income (loss) which further limits its usefulness.

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT'D)

NOI should not be considered as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies.

The Company presents pro rata ("at share" or "at BRSP share") financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests' ("NCI") share of assets, liabilities, profits and losses was computed by applying noncontrolling interests' economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company's economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company's pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP.

We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent as-is appraisal. Construction senior loans' loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis.

We present risk rankings, which is a supplemental financial disclosure, for loans held for investment. In addition to reviewing loans held for investment for impairment quarterly, we evaluate loans held for investment to determine if a current expected credit losses reserve should be established. In conjunction with this review, we assess the risk factors of each senior and mezzanine loans and preferred equity and assign a risk ranking based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, our loans held for investment are rated "1" through "5," from less risk to greater risk. At the time of origination or purchase, loans held for investment are ranked as a "3" and will move accordingly going forward.

NOTES REGARDING REPORTABLE SEGMENTS

BrightSpire Capital, Inc. ("BRSP", "BrightSpire Capital", the "Company" or "We") currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business.

Senior and Mezzanine Loans and Preferred Equity ("Loans & Preferred Equity Portfolio" or "Loan Portfolio")
The Company's Loan Portfolio may include senior mortgage loans, mezzanine loans and preferred equity interests ("preferred equity") as well as participations in such loans. The Loan Portfolio may also include acquisition, development and construction loan arrangements accounted for as equity method investments.

- Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile
- Mezzanine loans may include other subordinated loans
- Preferred equity interests may include related equity participation interests

Net Leased Real Estate and Other Real Estate ("Net Lease and Other Real Estate")
The Company's Net Lease Real Estate investments includes direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance, capital expenditures and real estate taxes. Other Real Estate investments includes direct ownership in commercial real estate, with an emphasis on properties with stable cash flow. Net lease and other real estate includes deferred leasing costs and other net intangibles.

CRE Debt Securities
The Company's Commercial Real Estate ("CRE") Debt Securities may include both investment grade and non-investment grade rated CMBS bonds (including "B-pieces" of CMBS securitization pools or "B-Piece" investments), or CRE CLOs (including the junior tranches thereof, collateralized by pools of CRE debt investments). It also includes one sub-portfolio of a real estate private equity interest ("Private Equity Interest" or "PE Interest").

Corporate
The Corporate segment includes corporate-level asset management and other fees including operating expenses, compensation and benefits and restructuring charges.

CONSOLIDATED BALANCE SHEET

	September 30, 2022 (Unaudited)	December 31, 2021
Assets		
Cash and cash equivalents	$ 286,456	$ 259,722
Restricted cash	104,868	86,841
Loans held for investment	3,911,436	3,485,607
Current expected credit loss reserve	(85,589)	(36,598)
Loans held for investment, net	3,825,847	3,449,009
Real estate, net	715,529	783,211
Receivables, net	39,993	54,499
Deferred leasing costs and intangible assets, net	54,832	64,981
Assets held for sale	-	44,345
Other assets ($3,119 and $4,406 at fair value, respectively)	67,448	82,451
Mortgage loans held in securitization trusts, at fair value	685,531	813,310
Total assets	$ 5,780,504	$ 5,638,369
Liabilities		
Securitization bonds payable, net	$ 1,341,244	$ 1,500,899
Mortgage and other notes payable, net	643,656	760,583
Credit facilities	1,533,664	905,122
Accrued and other liabilities	90,935	99,814
Intangible liabilities, net	5,186	6,224
Escrow deposits payable	87,443	73,344
Dividends payable	25,791	23,912
Mortgage obligations issued by securitization trusts, at fair value	649,377	777,156
Total liabilities	4,377,296	4,147,054
Commitments and contingencies		
Equity		
Stockholders' equity		
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	-	-
Common stock, $0.01 par value per share		
Class A, 950,000,000 shares authorized, 128,964,934 and 129,769,365 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	1,290	1,298
Additional paid-in capital	2,852,218	2,855,766
Accumulated deficit	(1,445,030)	(1,410,562)
Accumulated other comprehensive income (loss)	(6,578)	8,786
Total stockholders' equity	1,401,900	1,455,288
Noncontrolling interests in investment entities	1,308	1,472
Noncontrolling interests in the Operating Partnership	-	34,555
Total equity	1,403,208	1,491,315
Total liabilities and equity	$ 5,780,504	$ 5,638,369

$ in thousands, except per share data; as of September 30, 2022, unless otherwise stated

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended September 30, 2022	2021
Net interest income		
Interest income	$ 63,671	$ 47,082
Interest expense	(32,944)	(14,962)
Interest income on mortgage loans held in securitization trusts	9,597	10,806
Interest expense on mortgage obligations issued by securitization trusts	(8,977)	(9,508)
Net interest income	31,347	33,418
Property and other income		
Property operating income	22,265	26,376
Other income	1,616	946
Total property and other income	23,881	27,322
Expenses		
Property operating expense	5,814	7,266
Transaction, investment and servicing expense	932	1,086
Interest expense on real estate	7,047	7,968
Depreciation and amortization	8,572	8,850
Increase of current expected credit loss reserve	40,750	769
Compensation and benefits (including $2,217 and $2,695 of equity-based compensation expense, respectively)	8,373	7,897
Operating expense	3,545	3,915
Total expenses	75,033	37,751
Other income (loss)		
Unrealized gain on mortgage loans and obligations held in securitization trusts, net	-	3,867
Realized loss on mortgage loans and obligations held in securitization trusts, net	-	(3,867)
Other gain (loss), net	(30)	3,309
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	(19,835)	26,298
Equity in earnings (loss) of unconsolidated ventures	-	(95,977)
Income tax expense	(633)	(2,065)
Net loss	(20,468)	(71,744)
Net loss attributable to noncontrolling interests:		
Investment entities	5	61
Operating Partnership	-	1,626
Net loss attributable to BrightSpire Capital, Inc. common stockholders	$ (20,463)	$ (70,057)
Net loss per common share – basic	$ (0.16)	$ (0.54)
Net loss per common share – diluted	$ (0.16)	$ (0.54)
Weighted average shares of common stock outstanding – basic	126,564	128,693
Weighted average shares of common stock outstanding – diluted	126,564	128,693

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of September 30, 2022, unless otherwise stated; unaudited

CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT

	Three Months Ended September 30, 2022				
	Senior and mezzanine loans and preferred equity	CRE debt securities	Net lease and other real estate	Corporate	Total
Net interest income					
Interest income	$ 63,593	$ -	$ -	$ 78	$ 63,671
Interest expense	(32,664)	-	-	(280)	(32,944)
Interest income on mortgage loans held in securitization trusts	-	9,976	-	(379)	9,597
Interest expense on mortgage obligations issued by securitization trusts	-	(9,356)	-	379	(8,977)
Net interest income	30,929	620	-	(202)	31,347
Property and other income					
Property operating income	-	-	22,265	-	22,265
Other income	58	-	-	1,558	1,616
Total property and other income	58	-	22,265	1,558	23,881
Expenses					
Property operating expense	-	-	5,814	-	5,814
Transaction, investment and servicing expense	739	(46)	91	148	932
Interest expense on real estate	-	-	7,047	-	7,047
Depreciation and amortization	-	-	8,515	57	8,572
Increase of current expected credit loss reserve	40,750	-	-	-	40,750
Compensation and benefits	-	-	-	8,373	8,373
Operating expense	-	241	-	3,304	3,545
Total expenses	41,489	195	21,467	11,882	75,033
Other income (loss)					
Other gain (loss), net	-	-	1,281	(1,311)	(30)
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	(10,502)	425	2,079	(11,837)	(19,835)
Income tax benefit (expense)	6	-	(639)	-	(633)
Net income (loss)	(10,496)	425	1,440	(11,837)	(20,468)
Net (income) loss attributable to noncontrolling interests:					
Investment entities	-	-	5	-	5
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	$ (10,496)	$ 425	$ 1,445	$ (11,837)	$ (20,463)

BRIGHTSPIRE CAPITAL

$ in thousands; as of September 30, 2022; unaudited

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Reconciliation of consolidated balance sheet to at share balance sheet

	As of September 30, 2022		
	Consolidated	NCI[21]	At BRSP share[22]
Assets			
Loans held for investment, net	$ 3,825,847	$ -	$ 3,825,847
Real estate, net	715,529	12,936	702,593
Deferred leasing costs and intangible assets, net	54,832	890	53,942
Mortgage loans held in securitization trusts, at fair value[23]	685,531	649,377	36,154
Cash, restricted cash, receivables and other assets	498,765	3,787	494,978
Total assets	$ 5,780,504	$ 666,990	$ 5,113,514
Liabilities			
Securitization bonds payable, net	$ 1,341,244	$ -	$ 1,341,244
Mortgage and other notes payable, net	643,656	12,139	631,517
Credit facilities	1,533,664	-	1,533,664
Intangible liabilities, net	5,186	570	4,616
Mortgage obligations issued by securitization trusts, at fair value[23]	649,377	649,377	-
Other liabilities, escrow deposits payable and dividends payable	204,169	3,596	200,573
Total liabilities	$ 4,377,296	$ 665,682	$ 3,711,614
Total equity	$ 1,403,208	$ 1,308	$ 1,401,900
Total liabilities and equity	$ 5,780,504	$ 666,990	$ 5,113,514
Total common shares outstanding	128,965	128,965	128,965
GAAP net book value per share	$ 10.88	$ 0.01	$ 10.87
Accumulated depreciation and amortization[9]	$ 158,979	$ 3,570	$ 155,409
Accumulated depreciation and amortization per share[9]	$ 1.23	$ 0.02	$ 1.21
Undepreciated book value	$ 1,562,187	$ 4,878	$ 1,557,309
Undepreciated book value per share	$ 12.11	$ 0.03	$ 12.08

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of September 30, 2022; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net book value to undepreciated book value

	As of September 30, 2022	
GAAP net book value (excluding noncontrolling interests in investment entities)	$	1,401,900
Accumulated depreciation and amortization[9]		155,409
Undepreciated book value	$	1,557,309
GAAP net book value per share (excluding noncontrolling interests in investment entities)	$	10.87
Accumulated depreciation and amortization per share[9]		1.21
Undepreciated book value per share	$	12.08
Total common shares outstanding		128,965

In thousands, except per share data; as of September 30, 2022; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net loss to Distributable Loss and Adjusted Distributable Earnings

	Three Months Ended September 30, 2022
Net loss attributable to BrightSpire Capital, Inc. common stockholders	$ (20,463)
Adjustments:	
Non-cash equity compensation expense	2,217
Depreciation and amortization	8,553
Net unrealized loss (gain):	
Other unrealized gain on investments	(605)
General CECL reserves	(16,194)
Loss on sale of real estate, preferred equity and investments in unconsolidated joint ventures	2,004
Adjustments related to noncontrolling interests	(191)
Distributable Loss attributable to BrightSpire Capital, Inc. common stockholders	$ (24,679)
Distributable Loss per share[24]	$ (0.19)
Weighted average number of common shares[24]	128,965
Adjustments:	
Specific CECL reserves	56,944
Adjusted Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders	$ 32,265
Adjusted Distributable Earnings per share[24]	$ 0.25
Weighted average number of common shares[24]	128,965

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of September 30, 2022; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net loss to NOI

		Three Months Ended September 30, 2022
Net loss attributable to BrightSpire Capital, Inc. common stockholders	$	(20,463)
Adjustments:		
Net loss attributable to non-net leased and other real estate portfolios[25]		20,533
Net loss attributable to noncontrolling interests in investment entities		(5)
Amortization of above- and below-market lease intangibles		(73)
Interest expense on real estate		7,046
Transaction, investment and servicing expense		91
Depreciation and amortization		8,516
Operating expense		2
Other loss on investments, net		783
Income tax benefit		(52)
Total NOI	$	16,378
NOI attributable to noncontrolling interest in investment entities		(306)
Total NOI attributable to BrightSpire Capital, Inc. common stockholders	$	16,072

$ in thousands; as of September 30, 2022; unaudited
See footnotes in the appendix

FOOTNOTES

1. Includes availability under the corporate revolving credit facility and unrestricted cash as of October 28, 2022
2. As of October 28, 2022
3. Debt-to-equity ratio based on BRSP's share of total outstanding unpaid principal balance ("UPB") divided by total stockholders' equity excluding the impact of accumulated depreciation and amortization on real estate investments; stockholders' equity excludes noncontrolling interests in investment entities
4. Based on annualized Q3'22 quarterly dividend of $0.20/share and BRSP closing share price of $7.77 as of October 28, 2022
5. Amounts presented reflect total committed capital and includes only closed deals as of October 28, 2022
6. General CECL reserve as a % (or bps) of the aggregate commitment amount of the total loan portfolio excluding loans that were evaluated for specific CECL reserves
7. Includes securitization assets which are presented net of the impact from consolidation; includes one private equity secondary interest for approximately $3 million
8. Includes cash, restricted cash, net receivables, other assets, accrued and other liabilities, escrow deposits payable and dividends payable
9. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities
10. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash PIK interest income and the accrual of origination, extension and exit fees. For W.A. calculations, unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate or benchmark floor as of September 30, 2022
11. Initial fundings are presented net of the impact of origination fees
12. Other includes non-cash payment-in-kind ("PIK") interest income, accrual of origination, extension and exit fees and specific CECL reserves
13. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at BRSP share as of September 30, 2022
14. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at BRSP share as of September 30, 2022
15. Represents the percent leased as of September 30, 2022 and is weighted by carrying value
16. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2022 and assumes that no renewal options are exercised. W.A. calculation based on carrying value
17. Debt-to-asset ratio based on total outstanding UPB at BRSP share divided by total assets at BRSP share excluding the impact of accumulated depreciation and amortization on real estate investments
18. For W.A. calculations, assumes the applicable floating benchmark rate or benchmark floor as of September 30, 2022 and is weighted on outstanding debt (UPB); excludes amortization of financing costs
19. Subject to customary non-recourse carve-outs
20. W.A. calculation based on outstanding debt (UPB)
21. Represents interests in assets held by third party partners
22. Represents the proportionate share attributed to BRSP based on BRSP's ownership percentage by asset
23. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes
24. The Company calculates Distributable Earnings (Loss) and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares. For the three months ended September 30, 2022, the weighted average number of common shares was approximately 129.0 million
25. Net income attributable to non-net leased and other real estate portfolios includes net income on our loan portfolio, CRE debt securities and corporate business segments

COMPANY INFORMATION

BrightSpire Capital (NYSE: BRSP) is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.

HEADQUARTERS

New York
590 Madison Avenue
33rd Floor
New York, NY 10022
212-547-2631

STOCK & TRANSFER AGENT

American Stock & Transfer Trust Company (AST)
866-751-6317
help@astfinancial.com

INVESTOR RELATIONS

ADDO Investor Relations
Lasse Glassen
310-829-5400
lglassen@addoir.com

ANALYST COVERAGE

Raymond James
Stephen Laws
901-579-4868

B. Riley
Matt Howlett
917-538-4762

BTIG
Eric Hagen
212-738-6014

JMP Securities
Steve DeLaney
212-906-3517

BofA Securities
Derek Hewett
646-855-2087

WWW.BRIGHTSPIRE.COM

NYSE: BRSP

BRIGHTSPIRE CAPITAL

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BRIGHTSPIRE CAPITAL